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                                                                   EXHIBIT (99a)

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Russell Corporation, an Alabama corporation (the "Company"), does hereby certify, to such officer's knowledge, that: (1) The Annual Report on Form 10-K for the year ended January 4, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2003


/s/  John F. Ward
-------------------------------------------------
John F. Ward
Chairman and Chief Executive Officer

Dated: March 26, 2003


/s/  Robert D. Martin
-------------------------------------------------
Robert D. Martin
Senior Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.